UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2019

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Insys Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001- 35902	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane
Chandler, Arizona 85224
(Address of principal executive offices, including zip code)

(480) 500-3127

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On July 2, 2019, the Bankruptcy Court entered an order that, among other things, established bidding procedures to sell substantially all of the Debtors’ assets in accordance with Section 363 of the Bankruptcy Code (“Section 363”).

On September 1, 2019, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with BTcP Pharma, LLC, a Wyoming limited liability company (“Buyer”), pursuant to which the Company agreed to sell, transfer and assign to Buyer, pursuant to Section 363, all strengths, doses and formulations in the world (except for the Republic of Korea, Japan, China, Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, Thailand, Timor-Leste, and Vietnam) of the Company’s Subsys® (fentanyl sublingual spray) product (the “Subsys product”) and certain other related assets, in consideration for (i) the assumption by Buyer of certain specified liabilities, including responsibility for all cure costs, and (ii) post-closing royalty payments payable by Buyer to the Company based on sales of the Subsys product, the Lazanda® (fentanyl nasal spray) product of Buyer and its affiliates and any branded or generic equivalent fentanyl nasal spray, sublingual fentanyl spray, or any transmucosal immediate release fentanyl product (collectively, the “Combined Products”), for the period of time commencing on the closing date until the expiration of the last to expire orange book listed patent in respect of the Combined Products.  Annual royalty payments to the Company will equal forty-five percent (45%) of the annual amount that equals (a) combined net sales generated from sales of the Combined Products, less (i) the cost of goods sold, (ii) legal defense, litigation, and any litigation settlement expenses that are exclusively related to the Subsys product, solely to the extent in respect of actions or events that occurred prior to the closing date, and (iii) expenses in respect of settlement of certain existing litigation, less (b) an expense allocation amount based on the actual amount of operational overhead expense, to the extent attributable to the Combined Products and subject to certain limitations.

Prior to the second anniversary of the closing date, Buyer will pay to the Company an amount equal to the sum of: (x) the total of the closing date accounts receivable actually collected by Buyer and its affiliates, and (y) the value of all Subsys product inventory transferred to Buyer at closing that is actually sold by or on behalf of Buyer at the Company’s cost of acquisition of such inventory (together, the “Post-Closing Payments”), subject to negotiated reductions specified in the Purchase Agreement.  In addition, from the date of the Purchase Agreement through September 30, 2019, the Company will pay as and when due any and all third-party costs and expenses resulting from an observation in a U.S. Food and Drug Administration (“FDA”) Form 483 letter relating to certain of the Company’s Subsys products.  Following September 30, 2019 until the second anniversary of the closing date, Buyer will pay such costs and expenses as and when due and will have the ability to offset the aggregate amount of such costs and expenses against any and all Post-Closing Payments due to the Company.

The Purchase Agreement is subject to approval by the Bankruptcy Court and provides for customary closing conditions, including entry and effectiveness of the sale order of the Bankruptcy Court authorizing and approving the transaction, and delivery of certain transfer letters to the FDA related to the products being sold. The Purchase Agreement also provides for customary termination rights.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. It is unlikely that holders of the Company’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: the failure to obtain Bankruptcy Court approval of the Purchase Agreement or, if the Purchase Agreement is approved by the Bankruptcy Court, to consummate the transactions contemplated thereby, failure to obtain any required regulatory approvals for the Purchase Agreement, the failure to consummate the transactions contemplated by the Asset Purchase Agreement, dated as of August 6, 2019, by and between the Company and Chilion Group Holdings US, Inc., risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization, the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business, uncertainty associated with the Company’s ability to complete the sale of its assets as contemplated by the Bankruptcy Petitions, trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of September 1, 2019, by and between BTcP Pharma, LLC and Insys Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insys Therapeutics, Inc.
Date: September 3, 2019	By:	/s/ Andrece Housley
Name: Andrece Housley Title: Chief Financial Officer